FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2020
Derivative Instruments and Hedging Activities Disclosure [Abstract]
FINANCIAL INSTRUMENTS

24.	FINANCIAL INSTRUMENTS

Interest rate risk management

In certain situations, we may enter into financial instruments to reduce the risk associated with fluctuations in interest rates. We have entered into swaps that convert floating rate interest obligations to fixed rates, which from an economic perspective, hedge the interest rate exposure. We do not hold or issue instruments for speculative or trading purposes. The counterparties to such contracts are major banking and financial institutions. Credit risk exists to the extent that the counterparties are unable to perform under the contracts; however we do not anticipate non-performance by any of our counterparties.

We manage our debt portfolio with interest rate swap agreements in U.S. dollars to achieve an overall desired position of fixed and floating interest rates. Since 2015, we have ceased hedge accounting for any of our derivatives.

As of December 31, 2020 and 2019, we were party to the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR as summarized below:

Instrument (in thousands of $)	Year end	Notional value	Maturity dates	Fixed interest rates
Interest rate swaps:
Receiving floating, pay fixed	2020	597,500	2021/2029	1.69% to 2.37%
Receiving floating, pay fixed	2019	737,500	2020/2029	1.68% to 2.37%

Foreign currency risk

The majority of the vessels' gross earnings are receivable in U.S. dollars. The majority of our transactions, assets and liabilities are denominated in U.S. dollars, our functional currency. However, we incur certain expenditure in other currencies. There is a risk that currency fluctuations will have a negative effect on the value of our cash flows.

Commodity price risk

A derivative asset, representing the fair value of the estimated discounted cash flows of payments due as a result of the Brent Crude price moving above the contractual floor of $60.00 per barrel over the contract term, was recognized in December 2017 following the effectiveness of the LTA. Golar bears no downside risk should the Brent Crude price move below $60.00.

Equity price risk

Our Board of Directors has approved a share repurchase program, which is being partly financed through the use of total return swap or equity swap facilities with third party banks, indexed to our own shares. We carry the risk of fluctuations in the share price of those acquired shares. The banks are compensated at their cost of funding plus a margin. In November 2019, we purchased 1.5 million shares underlying the total return swap, at fair consideration of $69.5 million, of which $54.7 million restricted cash was released at repurchase, with $50.9 million to settle the derivative liability fair value and $18.6 million relating to the fair value of the treasury shares. As at December 31, 2019, the counterparty to the equity swap transactions has 1.5 million outstanding notional shares and 107,000 of Golar Partner's unit underlying the total return swap in the Company at an average price of $46.93 and $21.41, respectively.

In February 2020, we purchased the remaining 1.5 million of our shares and 107,000 of Golar Partners' units underlying the total return swap, at an average price of $46.91 and $21.40, respectively at a fair consideration of $72.7 million, of which $59.3 million restricted cash was released at repurchase, with $55.5 million to settle the derivative liability fair value (note 12) and $17.2 million relating to the fair value of the shares and units underlying the total return swap. In February 2020, we cancelled all our treasury shares that we repurchased in the current and previous periods amounting to 3.5 million shares. The effect of our total return swap facilities in our consolidated statement of operation as at December 31, 2020 was a loss of $5.1 million.
Fair values of financial instruments

We recognize our fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities;
Level 2: Observable market-based inputs or unobservable inputs that are corroborated by market data; and
Level 3: Unobservable inputs that are not corroborated by market data.

There have been no transfers between different levels in the fair value hierarchy during the year.

The carrying value and fair value of our financial instruments at December 31, 2020 and 2019 are as follows:

		2020	2020	2019	2019
(in thousands of $)	Fair value hierarchy	Carrying value	Fair value	Carrying value	Fair value

Non-derivatives:
Cash and cash equivalents	Level 1	127,691	127,691	222,123	222,123
Restricted cash and short-term deposits	Level 1	163,181	163,181	188,289	188,289
Current portion of long-term debt and short-term debt (1)	Level 2	(984,510)	(984,510)	(1,244,599)	(1,244,599)
Long-term debt – convertible bonds (2)	Level 2	(383,740)	(366,581)	(368,134)	(355,943)
Long-term debt (1)	Level 2	(1,011,281)	(1,011,281)	(956,018)	(956,018)
Derivatives:
Oil derivative instrument	Level 2	540	540	45,640	45,640
Interest rate swaps asset (2)	Level 2	—	—	84	84
Interest rate swaps liability (2)	Level 2	(44,315)	(44,315)	(5,798)	(5,798)
Foreign exchange swaps asset (2)	Level 2	—	—	1,246	1,246
Foreign exchange swaps liability (2)	Level 2	(1,310)	(1,310)	—	—
Total return equity swap liability (2) (3)	Level 2	—	—	(50,407)	(50,407)

(1) Our debt obligations are recorded at amortized cost in the consolidated balance sheets. The amounts presented in the table, are gross of the deferred charges amounting to $28.7 million and $32.9 million at December 31, 2020 and December 31, 2019, respectively.
(2) The fair value of certain derivative instruments is the estimated amount that we would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, closing quoted market prices and our creditworthiness and that of our counterparties.
(3) The fair value of our total return equity swap is calculated using the closing prices of the underlying listed shares and units, dividends paid since inception and the interest rate charged by the counterparty.

The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

•The carrying values of loans receivables, trade accounts receivable, trade accounts payable, accrued liabilities and working capital facilities approximate fair values because of the near term maturity of these instruments.
•The carrying value of cash and cash equivalents, which are highly liquid, is a reasonable estimate of fair value.
•The carrying value of restricted cash and short-term deposits is considered to be equal to the estimated fair value because of their near term maturity.
•The estimated fair value for the liability component of the unsecured convertible bonds is based on the quoted market price as at the balance sheet date.
•The estimated fair values for both the floating long-term debt and short-term debt to a related party are considered to be equal to the carrying value since they bear variable interest rates, which are adjusted on a quarterly or six-monthly basis.
•The fair value measurement of a liability must reflect the non-performance of the entity. Therefore, the impact of our credit worthiness has also been factored into the fair value measurement of the derivative instruments in a liability position.
•The fair value of the oil derivative instrument was determined using the estimated discounted cash flows of the additional payments due to us as a result of oil prices moving above a contractual oil price floor over the term of the LTA. Significant inputs used in the valuation of the oil derivative instrument include management’s estimate of an appropriate discount rate and the length of time to blend the long-term and the short-term oil prices obtained from quoted prices in active markets.
•The credit exposure of interest rate swap agreements is represented by the fair value of contracts with a positive value at the end of each period, reduced by the effects of master netting arrangements. It is our policy to enter into master netting agreements with counterparties to derivative financial instrument contracts, which give us the legal right to discharge all or a portion of the amounts owed to the counterparty by offsetting them against amounts that the counterparty owes to us.
•Our pension plan assets are primarily invested in funds holding equity and debt securities, which are valued at quoted market price. These plan assets are classified within Level 1 of the fair value hierarchy (note 22).
The following table summarizes the fair value of our derivative instruments on a gross basis (none of which have been designated as hedges) recorded in our consolidated balance sheets as of December 31, 2020 and 2019:

	Balance sheet classification	2020	2019
(in thousands of $)
Asset derivatives
Oil derivative instrument	Other non-current assets	540	45,640
Foreign exchange swaps	Other current and non-current assets	—	1,246
Interest rate swaps	Other current and non-current assets	—	84
Total asset derivatives		540	46,970
Liability derivatives
Total return equity swap	Other current liabilities	—	(50,407)
Interest rate swaps	Other current liabilities	(44,315)	(5,798)
Foreign exchange swaps	Other current liabilities	(1,310)	—
Total liability derivatives		(45,625)	(56,205)

We have elected not to offset the fair values of derivative assets and liabilities executed with the same counterparty that are generally subject to enforceable master netting arrangements. However, if we were to offset and record the asset and liability balances of derivatives on a net basis, the amounts presented in our consolidated balance sheets as of December 31, 2020 and 2019 would be adjusted as detailed in the following table:

	2020			2019
	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount
(in thousands of $)
Total asset derivatives	—	—	—	84	(52)	32
Total liability derivatives	44,315	—	44,315	5,798	(52)	5,746

Some of our interest rate swaps have a credit arrangement that requires us to provide cash collateral when the market value of the instrument falls below a specified threshold. As of December 31, 2020 and December 31, 2019, cash collateral amounting to $8.9 million and $nil has been provided (note 12).

The total return equity swap has a credit arrangement that requires us to provide cash collateral equaling 20% of the initial purchase price and to subsequently post additional cash collateral that corresponds to any further unrealized loss. As of December 31, 2020 and December 31, 2019, cash collateral amounting to $nil and $55.6 million, respectively has been provided (see note 12).

Concentrations of risk

There is a concentration of credit risk with respect to cash and cash equivalents and restricted cash to the extent that substantially all of the amounts are carried with Nordea Bank of Finland PLC, DNB Bank ASA, Citibank, Standard Chartered and Danske Bank. However, we believe this risk is remote, as they are established and reputable establishments with no prior history of default.

There is a concentration of financing risk with respect to our long-term debt to the extent that a substantial amount of our long-term debt is carried with Citibank, K-Sure, KEXIM and commercial lenders of our $1.125 billion facility, as well as with ICBCL, CMBL, CCBFL, COSCO, CSSC and AVIC in regards to our sale and leaseback arrangements (note 5). We believe these counterparties to be sound financial institutions, with investment grade credit ratings. Therefore, we believe this risk is remote.

We have a substantial equity investment in our former subsidiary, Golar Partners, that from December 13, 2012 is considered as our affiliate and not our controlled subsidiary. As of December 31, 2020, our ownership interest was 32.8% and the aggregate carrying value of the investments recorded in our balance sheet as of December 31, 2020 was $67.4 million, being the total of our ownership interest (common and general partner interests) plus IDRs. Accordingly, the value of our investments and the income generated from Golar Partners is subject to specific risks associated with its business.

We also have a substantial equity investment in our joint venture and affiliate, Hygo and Avenir, as of December 31, 2020, our ownership interests were 50% and 23.1% and the aggregate carrying value of the investment recorded in our balance sheet as of December 31, 2020 was $200.3 million and $40.0 million, respectively. Accordingly, the value of our investment and the income generated from Hygo and Avenir are subject to specific risks associated with its business. In the event the decline in the fair value of the investment falls below the carrying value and it was determined to be other-than-temporary, we would be required to recognize an impairment loss.
A further concentration of supplier risk exists in relation to the Gimi undergoing FLNG conversion with Keppel and B&V. However, we believe this risk is remote as Keppel are global leaders in the shipbuilding and vessel conversion sectors while B&V is a global engineering, procurement and construction company.